                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                            C U R R E N T  R E P O R T



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         August 14, 1998 (June 30, 1998)
                Date of Report (Date Of Earliest Event Reported)


                       KAUFMAN AND BROAD HOME CORPORATION
             (Exact Name Of Registrant As Specified In Its Charter)


                                    Delaware
                 (State Or Other Jurisdiction Of Incorporation)



         1-9195                                           95-3666267
(Commission File Number)                       (IRS Employer Identification No.)

                            10990 Wilshire Boulevard
                          Los Angeles, California 90024
(Address Of Principal Executive Offices)       (Zip Code)

                                 (310) 231-4000
              (Registrant's Telephone Number, including Area Code)


                                 NOT APPLICABLE
          (Former Name Or Former Address, If Changed Since Last Report)
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ITEM 7(c).  EXHIBITS.


Exhibit
Number                                  Description
-------                                 -----------

  1.1 Underwriting Agreement dated June 30, 1998, among Kaufman and Broad Home Corporation, KBHC Financing I, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation.

  4.9 Amended & Restated Declaration of Trust of KBHC Financing I, dated July 7, 1998.

  4.11 Guarantee Agreement, dated as of July 7, 1998, in respect of KBHC Financing I, in respect of the Capital Securities.

  4.12 Indenture, dated as of July 7, between Kaufman and Broad Home Corporation and The First National Bank of Chicago, as Trustee.

  4.14 First Supplemental Indenture, dated as of July 7, 1998, between Kaufman and Broad Home Corporation and The First National Bank of Chicago, as Trustee.

  4.15 Purchase Contract Agreement, dated as of July 7, 1998, between Kaufman and Broad Home Corporation and The First National Bank of Chicago, as Purchase Contract Agent.

  4.16 Pledge Agreement, dated as of July 7, 1998, between Kaufman and Broad Home Corporation, The Chase Manhattan Bank, as Collateral Agent, the Custodial Agent and the Securities Intermediary and The First National Bank of Chicago, as Purchase Contract Agent.

  4.17 Remarketing Agreement, dated as of July 7, 1998, among Kaufman and Broad Home Corporation, The First National Bank of Chicago and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.


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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  August 14, 1998


                                        KAUFMAN AND BROAD HOME CORPORA-
                                        TION


                                        By:   /s/ Michael F. Henn
                                              --------------------------
                                        Name:  Michael F. Henn
                                        Title: Senior Vice President and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit
Number                                          Description
-------                                         -----------

  1.1 Underwriting Agreement dated June 30, 1998, among Kaufman and Broad Home Corporation, KBHC Financing I, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation.

  4.9 Amended & Restated Declaration of Trust of KBHC Financing I, dated July 7, 1998.

  4.11 Guarantee Agreement, dated as of July 7, 1998, in respect of KBHC Financing I, in respect of the Capital Securities.

  4.12 Indenture, dated as of July 7, between Kaufman and Broad Home Corporation and The First National Bank of Chicago, as Trustee.

  4.14 First Supplemental Indenture, dated as of July 7, 1998, between Kaufman and Broad Home Corporation and The First National Bank of Chicago, as Trustee.

  4.15 Purchase Contract Agreement, dated as of July 7, 1998, between Kaufman and Broad Home Corporation and The First National Bank of Chicago, as Purchase Contract Agent.

  4.16 Pledge Agreement, dated as of July 7, 1998, between Kaufman and Broad Home Corporation, The Chase Manhattan Bank, as Collateral Agent, Custodial Agent and Securities Intermediary and The First National Bank of Chicago, as Purchase Contract Agent.

  4.17 Remarketing Agreement, dated as of July 7, 1998, among Kaufman and Broad Home Corporation, The First National Bank of Chicago and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.


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